UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

Anika Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14027	04-3145961
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Wiggins Avenue Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (781) 457-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ANIK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Sixth Amendment and Restatement of the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan

On April 26, 2026, the board of directors, or the Board, of Anika Therapeutics, Inc., or the Company, adopted and approved, subject to stockholder approval, a sixth amendment and restatement of the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan as previously amended, or the 2017 Plan, and on June 8, 2026, the Board adopted and approved, subject to stockholder approval, a revised sixth amendment and restatement of the 2017 Plan, or the Revised Seventh Amended Plan, all as described in the Company’s definitive proxy statement, or the Proxy Statement, for the Company's 2026 Annual Meeting of Stockholders, or the Annual Meeting, as filed with the Securities and Exchange Commission, or SEC, on April 28, 2026, and as first supplemented on June 1, 2026, or the First Supplement, and as further supplemented on June 8, 2026, or the Second Supplement.

As described in the Proxy Statement as supplemented by the First Supplement and Second Supplement, the Revised Seventh Amended Plan, as approved by the Company’s stockholders at the Annual Meeting as described under Item 5.07 below, increases the number of shares of common stock reserved under the Revised Seventh Amended Plan by 350,000 shares, from 5,760,000 to 6,110,000 shares. Additionally, all 6,110,000 shares authorized under the Revised Seventh Amended Plan may be granted as incentive stock options in accordance with Section 422 of the Internal Revenue Code of 1986. No other provisions of the 2017 Plan were amended in the Revised Seventh Amended Plan.

A summary of the principal features of the Revised Seventh Amended Plan is included in the Proxy Statement, as supplemented by the First Supplement and the Second Supplement. The foregoing description is qualified in its entirety by reference to the full text of the Revised Seventh Amended Plan, a copy of which is filed as exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Amendment of the Anika Therapeutics, Inc. 2021 Employee Stock Purchase Plan

On April 26, 2026, the Board adopted and approved, subject to stockholder approval, an amendment to the Anika Therapeutics, Inc. 2021 Employee Stock Purchase Plan, or the ESPP, to increase the number of shares of common stock reserved for issuance thereunder by 200,000 shares, from 200,000 to 400,000 shares, or the ESPP Amendment. Stockholders approved the ESPP Amendment at the Annual Meeting as described under Item 5.07 below. No other provisions of the ESPP were amended by the ESPP Amendment.

A summary of the principal features of the ESPP, as amended, is included in the Proxy Statement. The foregoing description is qualified in its entirety by reference to the full text of the ESPP, as amended, a copy of which is filed as exhibit 10.2 to this Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 18, 2026. The Board solicited proxies for the Annual Meeting pursuant to the Proxy Statement, as supplemented by the First Supplement and the Second Supplement. There was no solicitation in opposition to the Board’s solicitation. The number of shares of the Company’s common stock, $0.01 par value per share, entitled to vote at the Annual Meeting was 13,305,624. A total of 11,195,667 shares of common stock were present in person or by proxy at the Annual Meeting, representing 84.14% of the voting power entitled to vote at the Annual Meeting. Each share of common stock was entitled to one vote with respect to each matter submitted to a vote at the Annual Meeting, and the voting results reported below are final.

The matters considered and voted on by the stockholders at the Annual Meeting and the votes of the stockholders were as follows:

PROPOSAL 1

Stockholders voted as follows with respect to election of each of the director nominees identified in the Proxy Statement:

Nominee	For	Against	Abstain	Broker Non-Votes
Gary P. Fischetti	9,248,053	117,967	27,781	1,801,866
John B. Henneman, III	8,829,035	536,988	27,778	1,801,866
Stephen D. Griffin	9,309,707	56,276	27,818	1,801,866

As a result of this vote, Mr. Fischetti, Mr. Henneman and Mr. Griffin were elected as Class III directors to serve until the 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal.

PROPOSAL 2

Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Stockholders voted as follows with respect to this ratification proposal:

For	Against	Abstain	Broker Non-Votes
11,136,590	24,966	34,111	0

PROPOSAL 3

Stockholders voted, on a non-binding, advisory basis, to approve the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Proxy Statement. Stockholders voted as follows with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
8,268,676	1,093,946	31,179	1,801,866

PROPOSAL 4

Stockholders approved the Revised Seventh Amended Plan, increasing the number of shares of common stock reserved thereunder from 5,760,000 to 6,110,000. Stockholders voted as follows with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
8,013,994	1,347,970	31,837	1,801,866

PROPOSAL 5

Stockholders approved the amendment of the ESPP, increasing the number of shares of common stock reserved thereunder from 200,000 to 400,000. Stockholders voted as follows with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
9,110,892	257,394	25,515	1,801,866

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1†	Anika Therapeutics, Inc. Seventh Amended and Restated 2017 Omnibus Incentive Plan (as so amended and restated effective June 18, 2026)
10.2†	Anika Therapeutics, Inc. 2021 Employee Stock Purchase Plan (as so amended effective June 18, 2026)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Date: June 23, 2026	By:	/s/ Stephen D. Griffin
Stephen D. Griffin
President and Chief Executive Officer